UNITED STATES SECURITIES AND EXCHANGE COMMISSION

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2026

Data I/O Corporation
(Exact name of registrant as specified in its charter)

Washington	0-10394	91-0864123
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6645 185th Ave. N.E., Suite 100, Redmond, WA 98052
(Address of principal executive offices, including zip code)

(425) 881-6444
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Items reported in this filing:

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal year.

Item 8.01 Other Events.

Item 9.01 Financial Statements and Exhibits.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal year.

On April 29, 2026, the Board of Directors (the “Board”) of Data I/O Corporation (the “Company”) adopted an amendment to the Bylaws of the Company (the “Bylaw Amendment”) which became effective immediately.

The Bylaw Amendment modifies Article II Section (2) of the Company’s Bylaws to eliminate the requirement that the annual meeting of shareholders be held during the month of May.

The foregoing description of the Bylaw Amendment is qualified in its entirety by reference to the text of the Bylaws, a copy of which is included as Exhibit 3.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01 Other Events.

On April 29, 2026, the Board of the Company resolved to move the date of the 2026 annual meeting of shareholders to July 8, 2026.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.2	Amended and Restated BYLAWS of Data I/O Corporation as of April 29, 2026

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Data I/O Corporation

May 5, 2026	/s/ Charles J. DiBona
Charles J. DiBona
Chief Financial Officer

3